UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 24, 2013

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of the stockholders of the Company was held on April 24, 2013. At the meeting, the holders of 176,984,181 shares of common stock, which represents approximately 87 percent of the 202,705,659 outstanding shares entitled to vote as of the record date of February 28, 2013, were represented in person or by proxy. The voting results of  Items 1, 2, 3 and 4, all of which were approved by the stockholders at the meeting, are set forth below.

Item 1. In the vote on the election of directors, each for a term of one year to expire at the 2014 annual meeting or until their successors are elected and qualified, the voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	156,568,354	5,058,686	1,503,576	13,853,565
Lon R. Greenberg	151,268,891	11,599,739	261,986	13,853,565
Warren D. Knowlton	153,393,870	9,469,918	266,828	13,853,565
W. Walker Lewis	154,497,133	8,371,104	262,379	13,853,565
Siri S. Marshall	153,167,528	9,528,601	434,487	13,853,565
Jeffrey Noddle	154,512,506	8,351,182	266,928	13,853,565
H. Jay Sarles	140,120,140	22,740,972	269,504	13,853,565
Robert F. Sharpe, Jr.	153,319,237	9,552,145	259,234	13,853,565
William H. Turner	160,693,598	2,172,828	264,190	13,853,565

Item 2. The nonbinding advisory vote to approve the compensation of the Company’s named executive officers resulted in “for” votes from approximately 88 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,381,466	20,238,808	510,342	13,853,565

Item 3. The vote on the ratification of the selection by the Company’s audit committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 resulted in “for” votes from approximately 97 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions
171,231,406	5,334,949	417,826

Item 4. The vote on the shareholder proposal for our board to take the steps necessary for each requirement in our charter and bylaws that calls for a greater than simple majority vote to be eliminated and replaced with a requirement for a majority of votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws, resulted in “for” votes from approximately 86 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,304,285	23,180,251	646,080	13,853,565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 25, 2013	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer
and Corporate Secretary